Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES—OXLEY ACT OF 2002

In connection with the Annual Report of Yuengling’s Ice Cream Corporation (the “Company”) on Form 10-K for the year ended October 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert C. Bohorad, Chief Executive Officer, certify, pursuant to 18 U.S.C. Sec. 1350, adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Date: January 31, 2022

By:	/s/ Robert C. Bohorad
Robert C. Bohorad, Chief Executive Officer
(Principal Executive)